UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022 (May 17, 2021)

ARCONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39162	84-2745636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400
Pittsburgh, Pennsylvania 15212-5872	15212-5872
(Address of Principal Executive Offices) (Zip Code)	(Zip Code)

412-992-2500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on May 17, 2022, the Compensation and Benefits Committee of the Board of Directors (the “Committee”) of Arconic Corporation (the “Company”) amended several of the Company’s compensation plans (collectively, the “Plans”), primarily to refine the definition of “Cause” used in such Plans in order to clarify the conduct that will constitute termination for “Cause” under the Plans, streamline the process around a Cause determination and harmonize the Cause provision and similar provisions across the Plans. The Plans include the Arconic Corporation Executive Severance Plan (“Executive Severance Plan”), the Arconic Corporation Change in Control Severance Plan (“Change in Control Severance Plan”), the Amended and Restated Arconic Corporation 2020 Annual Cash Incentive Plan, and the Arconic Corporation Amended and Restated 2020 Stock Incentive Plan (“Stock Incentive Plan”) including the forms of award agreement thereunder. Under the Plans, a participant may be eligible for, respectively, severance benefits, an annual cash incentive, or equity award vesting acceleration upon a qualifying termination of employment, provided that such termination is not for Cause.

In addition, the Committee adopted certain other amendments to the Executive Severance Plan and the Change in Control Severance Plan to clarify that an executive receiving severance (including a target annual cash incentive) will not also be eligible for an annual cash incentive on an involuntary termination, as well as that severance payable to an executive may be reduced by debts owed by the executive to the Company and, in the case of the Executive Severance Plan, to provide that severance may be subject to compliance with post-termination restrictive covenants. Further, the Change in Control Severance Plan was amended to eliminate mandatory retirement age provisions that are not applicable.

The amendments to the Plans include other clarifying, conforming and administrative changes. The foregoing description of the principal amendments to the Plans is qualified in its entirety by reference to the full text of the Plans, which are filed herewith as Exhibits 10.1 through 10.4 and are incorporated herein by reference. The updated forms of award agreements to be used for restricted stock units (both time-based and performance-based) and special retention awards to employees and officers under the Stock Incentive Plan are also filed herewith as Exhibit 10.5 and Exhibit 10.6 and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2022, the Company held its annual meeting of shareholders (the “Annual Meeting”), at which the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2022 and distributed to the Company’s shareholders commencing on or about April 6, 2022 (the “Proxy Statement”) were presented to the shareholders. The Proxy Statement included a shareholder proposal requesting amendment of the Company’s governing documents to lower the stock ownership threshold and eliminate the holding period to call a special meeting of shareholders, which was presented for consideration at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted a total of 94,648,034 shares, representing more than 89% of the Company’s outstanding voting stock. Set forth below are the final voting results for the matters submitted to a vote of shareholders at the Annual Meeting.

Proposal 1 – Election of Directors

At the Annual Meeting, the Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2023 annual meeting or until their respective successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fredrick A. Henderson	84,946,125	1,554,023	769,796	7,378,090
William F. Austen	83,579,685	2,913,209	777,050	7,378,090
Christopher L. Ayers	85,677,701	557,526	1,034,717	7,378,090
Margaret S. Billson	83,935,311	2,562,951	771,682	7,378,090
Jacques Croisetiere	86,068,339	420,760	780,845	7,378,090
Elmer L. Doty	85,966,736	523,925	779,283	7,378,090
Carol S. Eicher	84,979,319	1,516,590	774,035	7,378,090
Timothy D. Myers	86,116,047	385,832	768,065	7,378,090
E. Stanley O’Neal	82,060,801	3,969,956	1,239,187	7,378,090
Jeffrey Stafeil	86,104,146	382,061	783,737	7,378,090

Proposal 2 – Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,610,067	17,440,263	219,614	7,378,090

Proposal 3 – Ratification of Auditors

At the Annual Meeting, the Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,406,800	467,266	773,968	0

Proposal 4 – Shareholder Proposal

At the Annual Meeting, the Company’s shareholders did not approve the shareholder proposal included in the Proxy Statement requesting amendment of the Company’s governing documents to lower the stock ownership threshold and eliminate the holding period to call a special meeting of shareholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,422,162	71,584,907	262,875	7,378,090

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Arconic Corporation Amended and Restated Executive Severance Plan

10.2	Arconic Corporation Amended and Restated Change in Control Severance Plan

10.3	Amended and Restated Arconic Corporation 2020 Annual Cash Incentive Plan

10.4	Arconic Corporation Amended and Restated 2020 Stock Incentive Plan

10.5	Form of Restricted Share Unit Award Agreement pursuant to the Arconic Corporation Amended and Restated 2020 Stock Incentive Plan

10.6	Form of Special Retention Award Agreement pursuant to the Arconic Corporation Amended and Restated 2020 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022

ARCONIC CORPORATION

By:	/s/ Daniel G. Fayock
Name: Daniel G. Fayock
Title: Executive Vice President and Chief Legal Officer